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Exhibit 23.1

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 1, 1997, included in Chesapeake Biological Laboratories, Inc.'s Form 10-K for the year ended March 31, 1997, and to all references to our Firm included in this registration statement.

                              /s/ Arthur Andersen LLP


Baltimore, Maryland
January 22, 1998